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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



Investment Company Act file number 811-10111


                             Pioneer Europe Select
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2002 through August 31, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.

                                    PIONEER
                             -----------------------
                                     EUROPE
                                     SELECT
                                      FUND

                                     Annual
                                     Report

                                     8/31/03

                             [LOGO] PIONEER
                                    Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                                                      1

Portfolio Summary                                                              3

Performance Update                                                             4

Portfolio Management Discussion                                                7

Schedule of Investments                                                       11

Financial Statements                                                          15

Notes to Financial Statements                                                 22

Report of Independent Auditors                                                28

Trustees, Officers and Service Providers                                      29

Retirement Plans from Pioneer                                                 36

Pioneer Europe Select Fund

================================================================================
LETTER FROM THE PRESIDENT 8/31/03
================================================================================

Dear Shareowners,
--------------------------------------------------------------------------------

The quick collapse of the regime of Saddam Hussein led, over the following months, to an easing of investor concerns about international tensions. Both U.S. and international investors began to focus on increasing evidence that the global economies soon could rise from their slumps. Stock markets in the United States and in Europe began a broad-based rally in early March, and prices continued to climb through the end of August. Growing investor confidence also led to strong returns on to have the opportunity to lead Pioneer as it continues corporate bonds. However, returns on investments in U.S. and European government bonds have slowed.

Encouraging factors are not hard for investors to find. After a succession of interest rate cuts by the Federal Reserve, short-term rates are lower than most of us have ever seen. At the same time, the recent tax cuts will mean higher incomes for many consumers, especially for those who will also benefit from tax reductions on stock dividends and capital gains. Meanwhile, corporations have been able to take advantage of low borrowing costs, which remain low by historical standards even after recent increases in interest rates.

One possible lesson to be learned from market declines and recoveries is the importance of staying invested. Those who stayed invested through challenging market conditions have benefited from the recent rallies, while those who remained on the sidelines have had to play catch-up. If the protracted slump caused you to avoid investing, this may be an ideal time to contact your financial advisor for guidance on resuming your investment program. This guidance should include advice on the right balance for you among stocks, bonds and short-term investments.

--------------------------------------------------------------------------------
Pioneer's new president Osbert Hood was recently named Chief Executive Officer and President of Pioneer Investments USA. Mr. Hood, formerly Pioneer's Chief Operating Officer and a key member of the senior management committee, joined Pioneer in 2000 from John Hancock Financial Services, where he had held senior financial positions. "I am excited and honored to grow," Mr. Hood said. "As CEO I look forward to furthering Pioneer's strategic goals, including developing new products that can meet the wider needs of investors and the advisers who serve them."
--------------------------------------------------------------------------------

Pioneer Europe Select Fund

================================================================================
LETTER FROM THE PRESIDENT 8/31/03                                    (continued)
================================================================================

Our style focuses on companies, not forecasts

Investing always carries risk, of course. Many investors try to time their decisions according to economic and business trends. This strategy, in itself, carries its own risks. Pioneer's portfolio managers and analysts seek to avoid those risks. They do not try to estimate when market trends will change. Rather, they assemble portfolios based on fundamental research. Since our founding in 1928, we have employed a value-focused investment style that entails intensive analysis of financial reports, visits to companies and detailed discussions with corporate managers. When we discover potential that is not fully appreciated in market prices, we consider a stock or bond for inclusion in our portfolios. This commitment to independent research, supported by the global resources of our parent organization, UniCredito Italiano, is a major reason for our success.

I join everyone at Pioneer in extending our appreciation for your continued confidence in our products and services.

Respectfully,

/s/ OSBERT M. HOOD

Osbert M. Hood
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Europe Select Fund

================================================================================
PORTFOLIO SUMMARY 8/31/03
================================================================================

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

         [DATA BELOW IS REPRESENTED BY A CHART IN THE ORIGINAL REPORT]

Financials                                                           17.5%
Consumer Discretionary                                               15.0%
Consumer Staples                                                     14.9%
Industrials                                                          12.6%
Energy                                                               11.7%
Health Care                                                          10.7%
Telecommunication Services                                            7.9%
Materials                                                             6.0%
Information Technology                                                3.7%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

         [DATA BELOW IS REPRESENTED BY A CHART IN THE ORIGINAL REPORT]

United Kingdom                                                       26.7%
France                                                               19.3%
Germany                                                              17.6%
Netherlands                                                          12.9%
Ireland                                                               6.2%
Switzerland                                                           4.6%
Finland                                                               3.7%
Italy                                                                 3.6%
Portugal                                                              2.7%
Spain                                                                 2.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

    1.     Royal Dutch Petroleum Co.          5.66%
    2.     Vodafone Group Plc                 5.25
    3.     Nestle SA (Registered Shares)      4.55
    4.     BNP Paribas SA                     4.37
    5.     Porsche AG Designs                 4.33
    6.     Diageo Plc                         4.20
    7.     Barclays Plc                       4.14
    8.     TNT Post Group NV                  3.87
    9.     Nokia Oyj                          3.70
   10.     CRH Plc                            3.62

*This list excludes money market investments. Fund holdings will vary for other periods.

Pioneer Europe Select Fund

================================================================================
PERFORMANCE UPDATE 8/31/03                                        CLASS A SHARES
================================================================================

Share Prices and Distributions
--------------------------------------------------------------------------------
Net Asset Value
per Share        8/31/03   8/31/02
                 $8.68     $7.91

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(9/1/02 - 8/31/03)        Income       Capital Gains   Capital Gains
                          $   -        $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Select Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

--------------------------------------------
Average Annual Total Returns
(As of August 31, 2003)

                 Net Asset   Public Offering
Period             Value          Price*
Life-of-Class
(12/29/00)        -4.73%          -6.82%
1-Year             9.73%           3.46%
--------------------------------------------

All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period.

         [DATA BELOW IS REPRESENTED BY A CHART IN THE ORIGINAL REPORT]

        Growth of $10,000

   Date       Value   MSCI Europe
12/31/2000   $9,425     $10,000
 8/31/2002   $7,546      $6,789
 8/31/2003   $8,281      $7,169

+ MSCI Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Fund shares.

Pioneer Europe Select Fund

================================================================================
PERFORMANCE UPDATE 8/31/03                                        CLASS B SHARES
================================================================================

Share Prices and Distributions
--------------------------------------------------------------------------------
Net Asset Value
per Share        8/31/03   8/31/02
                 $8.62     $7.94

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(9/1/02 - 8/31/03)        Income       Capital Gains   Capital Gains
                          $   -        $   -           $   -

Investment Returns
-------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Select Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

----------------------------------------
      Average Annual Total Returns
        (As of August 31, 2003)

                      If          If
Period               Held      Redeemed*
Life-of-Class
(12/29/00)          -5.41%      -6.48%
1-Year               8.57%       4.57%
----------------------------------------

All returns reflect reinvestment of distributions.

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period. The maximum CDSC of 4% declines to zero over six years.

         [DATA BELOW IS REPRESENTED BY A CHART IN THE ORIGINAL REPORT]

        Growth of $10,000

   Date       Value    MSCI Europe
12/31/2000   $10,000     $10,000
8/31/2002     $7,940      $6,789
8/31/2003     $8,361      $7,169

+ MSCI Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Fund shares.

Pioneer Europe Select Fund

================================================================================
PERFORMANCE UPDATE 8/31/03                                        CLASS C SHARES
================================================================================

Share Prices and Distributions
--------------------------------------------------------------------------------
Net Asset Value
per Share        8/31/03   8/31/02
                 $8.69     $7.96

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(9/1/02 - 8/31/03)        Income       Capital Gains   Capital Gains
                          $   -        $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Select Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

-----------------------------------------------
         Average Annual Total Returns
            (As of August 31, 2003)

                   Net Asset    Public Offering
Period               Value        Price/CDSC*
Life-of-Class
(12/29/00)          -5.12%           -5.48%
1-Year               9.17%            8.08%
-----------------------------------------------

All returns reflect reinvestment of distributions

* Reflects deduction of the 1% sales charge at the beginning of the period. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

         [DATA BELOW IS REPRESENTED BY A CHART IN THE ORIGINAL REPORT]

       Growth of $10,000

   Date      Value    MSCI Europe
12/31/2000   $9,900     $10,000
8/31/2002    $7,881      $6,789
8/31/2003    $8,604      $7,169

+ MSCI Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Fund shares.

Pioneer Europe Select Fund

================================================================================
PORTFOLIO MANAGEMENT DISCUSSION 8/31/03
================================================================================

As the U.S. dollar declined in relation to European currencies, the value of U.S. investments in the euro and euro-linked currencies rose, helping U.S. investors achieve positive results for the 12 months that ended August 31, 2003. In local currencies, European equity markets fell sharply during the first half of the period, but then rose dramatically in the second half as uncertainties about geopolitical tensions receded and the economic outlook began to improve. In the following interview, Andrew Arbuthnott discusses the events and factors that affected your Fund's performance during the 12 months that ended August 31, 2003. Mr. Arbuthnott is a member of the team at Pioneer Investment Management in Dublin Ireland, that is responsible for the Fund's day-to-day management.

Q:   How did the Fund perform during the 12 months that ended August 31, 2003?

A: The Fund performed well, surpassing the performance of the European market benchmark. Pioneer Europe Select Fund's Class A shares had a total return of 9.73%, while Class B shares returned 8.57% and Class C shares had a return of 9.17%, all at net asset value. During the same period, the MSCI Europe Index returned 9.10%.

Q:   What was the investment environment like during the period?

A: For the full 12 months, the most influential factor affecting the Fund's performance was currency. The euro, for example, gained 11.50% in value against the U.S. dollar for the full 12 months, with most of those currency gains coming early in the 12-month period. This helped the performance of any U.S. investment made in the euro or a euro-linked currency.

     The story of the European markets was - to use a soccer phrase - "a game of two halves." The first half, from September 1, 2002, through the end of February 2003, proved very difficult. Stocks throughout Europe declined both as a result of the political and military uncertainties leading up to the conflict in Iraq and because of pessimistic forecasts about the health of the global economy. The second half provided a completely different backdrop. The fall of the regime in Iraq brought an easing of the geopolitical uncertainties. At the same time, evidence began to accumulate that the global economy was in better condition than

Pioneer Europe Select Fund

================================================================================
PORTFOLIO MANAGEMENT DISCUSSION 8/31/03                              (continued)
================================================================================

     earlier believed and that the world was not about to enter a period of deflation or recession. Meanwhile, central banks had lowered interest rates, creating more positive conditions for investment and consumer spending. As a result, stock prices shot up. From the second week of March through the end of the fiscal period on August 31, 2003, the European markets gained about 30% in local currencies.

     The best performing sectors during the 12 months were technology, transportation, retail, health care services and telecommunications. Lagging were: food, beverage and tobacco companies; food and consumer staples retailers; energy stocks; automobile companies; and pharmaceuticals.

     By country, the stronger performing markets included Spain, where growth was vigorous, and Sweden, Finland and Denmark, which are home to significant technology and capital goods companies. The worst performing nations were the Netherlands, Belgium, the United Kingdom and Germany.

Q: What types of investments had the greatest positive impact on Fund performance?

A: Our capital goods holdings performed particularly well. Saint Gobain, a diversified French industrial group, gained 35% in U.S. dollar terms. The company was helped both by good operating results and a decline in worries about the company's asbestos liabilities. Grupo Dragados, a Spanish construction company, did even better, appreciating 43% for the 12 months. This company benefited from strong growth in the Spanish economy as well as from the announcement late in the period that it would merge with another Spanish construction company, ACS. CRH, a building materials company based in Ireland, and Wolseley, a distributor of heating and plumbing products in the United Kingdom, also supported Fund performance.

     Our banking investments helped performance. Dublin's Anglo-Irish Bank, which rose 46%, posted strong results as the Irish economy continued to grow. In addition, the bank successfully gained corporate banking business in the United Kingdom. The British banking company Barclays also helped Fund performance. We established a position in January, when the stock of Barclays was selling at a very attractive price with a dividend yield of more than 6%. Among

Pioneer Europe Select Fund

================================================================================

================================================================================

     our other financial services investments, Deutsche Boerse, the operator of the German stock exchange, did very well. Even though German stocks underperformed, the exchange's business in bond futures helped sustain earnings.

     Fresenius Medical Care, a German health care services company that operates dialysis clinics throughout the world, turned in exceptionally strong performance, appreciating 81% for the 12 months. It had begun the period with an artificially depressed stock price because of exaggerated fears about its potential asbestos-related liability. As those fears receded because of a favorable claims settlement, the stock staged a comeback.

     In technology, the Fund's leading performers included Nokia, the Finnish-based producer of telecommunications equipment that appreciated as investors gained confidence in telecom, and Indra, a Spanish information technology services firm, which showed strong earnings gains.

Q:   What types of investments produced disappointing results?

A: Ahold, the Dutch-based food retailer, fell sharply, hurt by the controversy over the financial reporting for its operations in the United States, which resulted in a restatement of corporate earnings. Munich Re, a German insurer, also suffered a major decline, hurt by the falling German stock market.

     While we sold our positions in Ahold in February and in Munich Re in January, we have maintained our holding in the French pharmaceutical company Aventis, another company that detracted from performance. Concerns about challenges to its drug patents hampered Aventis' performance, as did disappointments in the development of new pharmaceuticals. However, we believe the company remains attractively priced and we have kept our investment.

     Other poor performers included Schering, a German pharmaceutical company, and Porsche, the German luxury automobile firm, whose introduction of a new sports utility vehicle was not as successful as had been hoped.

Pioneer Europe Select Fund

================================================================================
PORTFOLIO MANAGEMENT DISCUSSION 8/31/03                              (continued)
================================================================================

Q:   What is your investment outlook?

A: We are finding many stocks with attractive valuations and high dividend yields in Europe while we wait for confirmation that economic growth is gaining momentum. The economic landscape across Europe continues to pose challenges, and we do not anticipate a rapid recovery from the current slump, which has found major countries like Germany, Italy and the Netherlands in recession.

     However, we are beginning to see some signs of improvement. Economies such as Spain and Ireland are continuing to expand; leading economic indicators are beginning to suggest an increase in growth in other countries. While economic growth in Europe was flat for the first half of 2003, we expect to see an improvement in the second half. At the same time, we are seeing signs of reform in countries such as Germany, where government regulations have imposed high costs on corporations, discouraging investments. We expect that both the economies and the equity markets of Europe will follow the lead of the United States and begin to show consistent growth after a stronger momentum has been established in the United States.

     We intend to continue to focus on our long-term discipline and generally keep a focused portfolio of no more than 30 different holdings. We take a long-term perspective when we invest in companies, focusing on fundamentals such as strong balance sheets, the ability to generate cash flow and healthy growth potential. We normally do not have high turnover in the portfolio, believing that patient investing in fundamentally sound corporations will result in good performance.

     With that discipline, we are finding some attractive opportunities to invest at inexpensive prices in high quality companies, many paying dividend yields of 4% or higher.

     A fund with a non-diversified portfolio may experience greater volatility than a fund with a diversified portfolio.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Europe Select Fund

================================================================================
SCHEDULE OF INVESTMENTS 8/31/03
================================================================================

Shares                                                                  Value
          PREFERRED STOCK - 4.2%
          Automobiles & Components - 4.2%
          Automobile Manufacturers - 4.2%
   176    Porsche AG Designs                                          $   75,069
                                                                      ----------
          TOTAL PREFERRED STOCK
          (Cost $69,891)                                              $   75,069
                                                                      ----------
          COMMON STOCKS - 93.4%
          Energy - 11.4%
          Integrated Oil & Gas - 5.9%
 9,904    BG Group Plc                                                $   42,759
 4,106    ENI S.p.A.                                                      62,335
                                                                      ----------
                                                                      $  105,094
                                                                      ----------
          Oil & Gas Refining, Marketing & Transportation - 5.5%
 2,195    Royal Dutch Petroleum Co.                                   $   98,087
                                                                      ----------
          Total Energy                                                $  203,181
                                                                      ----------
          Materials - 5.8%
          Construction Materials - 3.5%
 3,288    CRH Plc                                                     $   62,712
                                                                      ----------
          Specialty Chemicals - 2.3%
   280    L'Air Liquide SA                                            $   40,261
                                                                      ----------
          Total Materials                                             $  102,973
                                                                      ----------
          Capital Goods - 8.5%
          Construction & Engineering - 5.7%
 2,308    Grupo Dragados SA                                           $   46,811
 1,376    Compagnie de Saint Gobain SA                                    53,835
                                                                      ----------
                                                                      $  100,646
                                                                      ----------
          Electrical Components & Equipment - 2.8%
   917    Schneider Electric SA                                       $   49,576
                                                                      ----------
          Total Capital Goods                                         $  150,222
                                                                      ----------
          Commercial Services & Supplies - 3.8%
          Diversified Commercial Services - 3.8%
 3,589    TNT Post Group NV                                           $   67,072
                                                                      ----------
          Total Commercial Services & Supplies                        $   67,072
                                                                      ----------


The accompanying notes are an integral part of these financial statements.    11

Pioneer Europe Select Fund

================================================================================
SCHEDULE OF INVESTMENTS 8/31/03                                      (continued)
================================================================================

Shares                                                                   Value
           Automobiles & Components - 2.7%
           Automobile Manufacturers - 2.7%
 1,230     Bayerische Motoren Werke AG                                $   48,664
                                                                      ----------
           Total Automobiles & Components                             $   48,664
                                                                      ----------
           Hotels, Restaurants & Leisure - 1.7%
           Restaurants - 1.7%
 5,529     Compass Group Plc                                          $   30,901
                                                                      ----------
           Total Hotels, Restaurants & Leisure                        $   30,901
                                                                      ----------
           Media - 3.3%
           Publishing - 3.3%
 5,258     Elsevier NV                                                $   58,032
                                                                      ----------
           Total Media                                                $   58,032
                                                                      ----------
           Retailing - 2.7%
           Home Improvement Retail - 2.7%
 4,162     Wolseley                                                   $   47,354
                                                                      ----------
           Total Retailing                                            $   47,354
                                                                      ----------
           Food & Drug Retailing - 7.3%
           Food Retail - 7.3%
   362     Nestle SA (Registered Shares)                              $   78,887
14,881     Tesco Plc                                                      50,899
                                                                      ----------
                                                                      $  129,786
                                                                      ----------
           Total Food & Drug Retailing                                $  129,786
                                                                      ----------
           Food, Beverage & Tobacco - 7.2%
           Distillers & Vintners - 4.1%
 6,786     Diageo Plc                                                 $   72,712
                                                                      ----------
           Tobacco - 3.1%
 5,505     British American Tobacco Plc                               $   55,772
                                                                      ----------
           Total Food, Beverage & Tobacco                             $  128,484
                                                                      ----------
           Health Care Equipment & Supplies - 3.9%
           Health Care Distributors - 2.0%
   709     Fresenius Medical Care AG                                  $   36,164
                                                                      ----------
           Health Care Equipment - 1.9%
   800     Celesio AG                                                 $   32,698
                                                                      ----------
           Total Health Care Equipment & Supplies                     $   68,862
                                                                      ----------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund

================================================================================

================================================================================

Shares                                                                   Value
           Pharmaceuticals & Biotechnology - 6.6%
           Pharmaceuticals - 6.6%
 1,192     Aventis SA                                                 $   57,971
 1,457     Schering AG                                                    59,214
                                                                      ----------
                                                                      $  117,185
                                                                      ----------
           Total Pharmaceuticals & Biotechnology                      $  117,185
                                                                      ----------
           Banks - 10.9%
           Diversified Banks - 10.9%
 4,570     Anglo Irish Bank Corp.                                     $   45,264
 9,886     Barclays Plc                                                   71,724
 1,518     BNP Paribas SA                                                 75,727
                                                                      ----------
                                                                      $  192,715
                                                                      ----------
           Total Banks                                                $  192,715
                                                                      ----------
           Diversified Financials - 6.2%
           Diversified Financial Services - 6.2%
 1,086     Deutsche Boerse AG                                         $   52,672
   862     Societe Generale SA                                            57,235
                                                                      ----------
                                                                      $  109,907
                                                                      ----------
           Total Diversified Financials                               $  109,907
                                                                      ----------
           Technology Hardware & Development - 3.6%
           Communications Equipment - 3.6%
 3,905     Nokia Oyj                                                  $   64,048
                                                                      ----------
           Total Technology Hardware & Development                    $   64,048
                                                                      ----------
           Telecommunication Services - 7.8%
           Integrated Telecommunication Services - 2.7%
 6,512     Portugal Telecom SGPS, SA                                  $   47,104
                                                                      ----------
           Wireless Telecommunication Services - 5.1%
49,539     Vodafone Group Plc                                         $   90,879
                                                                      ----------
           Total Telecommunication Services                           $  137,983
                                                                      ----------
           TOTAL COMMON STOCKS
           (Cost $1,513,090)                                          $1,657,369
                                                                      ----------
           TOTAL INVESTMENT IN SECURITIES - 97.6%
           (Cost $1,582,981) (a)(b)(c)(d)                             $1,732,438
                                                                      ----------
           OTHER ASSETS AND LIABILITIES - 2.4%                        $   42,667
                                                                      ----------
           TOTAL NET ASSETS - 100.0%                                  $1,775,105
                                                                      ----------


The accompanying notes are an integral part of these financial statements.    13

Pioneer Europe Select Fund

================================================================================
SCHEDULE OF INVESTMENTS 8/31/03                                      (continued)
================================================================================

(a) At August 31, 2003, the net unrealized gain on investments based on cost for federal income tax purposes of $1,597,767 was as follows:
    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                          $162,131
    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                           (27,460)
                                                                       --------
      Net unrealized gain                                              $134,671
                                                                       --------

(b) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:
    United Kingdom                                                         26.7%
    France                                                                 19.3
    Germany                                                                17.6
    Netherlands                                                            12.9
    Ireland                                                                 6.2
    Switzerland                                                             4.6
    Finland                                                                 3.7
    Italy                                                                   3.6
    Portugal                                                                2.7
    Spain                                                                   2.7
                                                                          -----
                                                                          100.0%
                                                                          -----

(c) At August 31, 2003, the Fund had a capital loss carryforward of $86,278, which will expire between 2009 and 2011 if not utilized.

(d) The Fund has elected to defer approximately $45,439 of capital losses recognized between November 1, 2002 and August 31, 2003 to its fiscal year ending August 31, 2004.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2003 aggregated $1,418,081 and $842,530, respectively.


14    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund

================================================================================
STATEMENT OF ASSETS AND LIABILITIES 8/31/03
================================================================================

ASSETS:
  Investment in securities, at value (cost $1,582,981)              $ 1,732,438
  Cash                                                                   24,621
  Foreign currencies, at value (cost $23,250)                            23,025
  Receivables -
     Investment securities sold                                          32,598
     Fund shares sold                                                     2,039
     Dividends, interest and foreign taxes withheld                       7,004
     Due from Pioneer Investment Management, Inc.                        38,576
  Prepaid expenses                                                        3,506
  Other                                                                   2,044
                                                                    -----------
       Total assets                                                 $ 1,865,851
                                                                    -----------
LIABILITIES:
  Payables -
     Investment securities purchased                                $    41,643
     Fund shares repurchased                                             10,566
     Forward foreign currency settlement hedge contracts - net              146
  Due to affiliates                                                       6,072
  Accrued expenses                                                       32,319
                                                                    -----------
       Total liabilities                                            $    90,746
                                                                    -----------
NET ASSETS:
  Paid-in capital                                                   $ 1,748,185
  Accumulated undistributed net investment income                        24,612
  Accumulated net realized loss on investments and foreign
       currency transactions                                           (146,503)
  Net unrealized gain on investments                                    149,457
  Net unrealized loss on forward foreign currency contracts and
    other assets and liabilities denominated in foreign currencies         (646)
                                                                    -----------
       Total net assets                                             $ 1,775,105
                                                                    -----------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $913,559/105,203 shares)                        $      8.68
                                                                    -----------
  Class B (based on $457,490/53,099 shares)                         $      8.62
                                                                    -----------
  Class C (based on $404,056/46,518 shares)                         $      8.69
                                                                    -----------
MAXIMUM OFFERING PRICE:
  Class A ($8.68 [divided by] 94.25%)                               $      9.21
                                                                    -----------
  Class C ($8.69 [divided by] 99.00%)                               $      8.78
                                                                    -----------


The accompanying notes are an integral part of these financial statements.    15

Pioneer Europe Select Fund

================================================================================
STATEMENT OF OPERATIONS
================================================================================
For the Year Ended 8/31/03

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $5,217)             $  35,125
  Interest                                                              430
                                                                  ---------
       Total investment income                                                 $ 35,555
                                                                               --------
EXPENSES:
  Management fees                                                 $  13,238
  Transfer agent fees
     Class A                                                          6,462
     Class B                                                          4,156
     Class C                                                          1,945
  Distribution fees
     Class A                                                          1,742
     Class B                                                          3,425
     Class C                                                          2,841
  Administrative fees                                                37,661
  Custodian fees                                                     42,714
  Registration fees                                                  56,194
  Professional fees                                                  24,794
  Printing                                                           12,050
  Fees and expenses of nonaffiliated trustees                         8,505
  Miscellaneous                                                       5,669
                                                                  ---------
     Total expenses                                                            $221,396
                                                                               --------
     Less management fees waived and expenses reim-
       bursed by Pioneer Investment Management, Inc.                           (194,146)
                                                                               --------
     Net expenses                                                              $ 27,250
                                                                               --------
       Net investment income                                                   $  8,305
                                                                               --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
     Investments                                                  $ (53,676)
     Forward foreign currency contracts and other assets and
       liabilities denominated in foreign currencies                 16,689    $(36,987)
                                                                  ---------    --------
  Change in net unrealized gain (loss) from:
     Investments                                                  $ 177,048
     Forward foreign currency contracts and other assets and
       liabilities denominated in foreign currencies                   (799)   $176,249
                                                                  ---------    --------
     Net gain on investments and foreign currency transactions                 $139,262
                                                                               --------
     Net increase in net assets resulting from operations                      $147,567
                                                                               --------


16    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
For the Years Ended 8/31/03 and 8/31/02, respectively

                                                             Year           Year
                                                             Ended          Ended
                                                            8/31/03        8/31/02
FROM OPERATIONS:
Net investment income (loss)                              $     8,305    $      (862)
Net realized loss on investments and foreign currency
  transactions                                                (36,987)       (27,510)
Change in net unrealized gain (loss) on investments and
  foreign currency transactions                               176,249          3,562
                                                          -----------    -----------
  Net increase (decrease) in net assets resulting
     from operations                                      $   147,567    $   (24,810)
                                                          -----------    -----------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
  Class A ($0.00 and $0.10 per share, respectively)       $        --    $    (3,031)
                                                          -----------    -----------
  Total distributions to shareowners                      $        --    $    (3,031)
                                                          -----------    -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $ 1,275,823    $   892,428
Reinvestment of distributions                                      --          2,039
Cost of shares repurchased                                   (710,875)      (332,946)
                                                          -----------    -----------
  Net increase in net assets resulting from fund share
     transactions                                         $   564,948    $   561,521
                                                          -----------    -----------
  Net increase in net assets                              $   712,515    $   533,680
NET ASSETS:
Beginning of year                                           1,062,590        528,910
                                                          -----------    -----------
End of year (including accumulated undistributed net
  investment income (loss) of $24,612 and ($382),
  respectively)                                           $ 1,775,105    $ 1,062,590
                                                          -----------    -----------


The accompanying notes are an integral part of these financial statements.    17

Pioneer Europe Select Fund

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
================================================================================
For the Years Ended 8/31/03 and 8/31/02, respectively

                              '03 Shares   '03 Amount   '02 Shares   '02 Amount
CLASS A
Shares sold                      103,178    $ 816,563       56,171    $ 459,354
Reinvestment of distributions         --           --          251        2,039
Less shares repurchased          (69,582)    (551,452)     (17,477)    (140,779)
                               ---------    ---------    ---------    ---------
  Net increase                    33,596    $ 265,111       38,945    $ 320,614
                               ---------    ---------    ---------    ---------
CLASS B
Shares sold                       27,825    $ 225,223       24,177    $ 197,694
Less shares repurchased          (11,896)     (91,084)      (6,456)     (54,062)
                               ---------    ---------    ---------    ---------
  Net increase                    15,929    $ 134,139       17,721    $ 143,632
                               ---------    ---------    ---------    ---------
CLASS C
Shares sold                       30,317    $ 234,037       29,595    $ 235,380
Less shares repurchased           (8,980)     (68,339)     (17,268)    (138,105)
                               ---------    ---------    ---------    ---------
  Net increase                    21,337    $ 165,698       12,327    $  97,275
                               ---------    ---------    ---------    ---------


18    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund

================================================================================
FINANCIAL HIGHLIGHTS 8/31/03
================================================================================

                                                       Year        Year      12/29/00
                                                      Ended       Ended         to
                                                     8/31/03     8/31/02     8/31/01
CLASS A (a)
Net asset value, beginning of period                 $  7.91     $  8.15     $ 10.00
                                                     -------     -------     -------
Increase (decrease) from investment operations:
  Net investment income                              $  0.07     $  0.04     $  0.05
  Net realized and unrealized gain (loss) on
     investments and foreign currency transactions      0.70       (0.18)      (1.90)
                                                     -------     -------     -------
     Net increase (decrease) from investment
       operations                                    $  0.77     $ (0.14)    $ (1.85)
Distributions to shareowners:
  Net investment income                                   --       (0.10)         --
                                                     -------     -------     -------
Net increase (decrease) in net asset value           $  0.77     $ (0.24)    $ (1.85)
                                                     -------     -------     -------
Net asset value, end of period                       $  8.68     $  7.91     $  8.15
                                                     -------     -------     -------
Total return*                                           9.73%      (1.76)%    (18.50)%
Ratio of net expenses to average net assets+            1.62%       1.75%       1.76%**
Ratio of net investment income to average
  net assets+                                           1.02%       0.17%       0.92%**
Portfolio turnover rate                                   67%         68%        135%**
Net assets, end of period (in thousands)             $   914     $   567     $   266
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
     Total expenses                                    16.15%      31.21%      39.42%**
     Net investment loss                              (13.51)%    (29.29)%    (36.74)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
     Net expenses                                       1.62%       1.75%       1.75%**
     Net investment income                              1.02%       0.17%       0.93%**

(a)  Class A shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    19

Pioneer Europe Select Fund

================================================================================
FINANCIAL HIGHLIGHTS 8/31/03                                         (continued)
================================================================================

                                                       Year        Year      12/29/00
                                                      Ended       Ended         to
                                                     8/31/03     8/31/02     8/31/01
CLASS B (a)
Net asset value, beginning of period                 $  7.94     $  8.13     $ 10.00
                                                     -------     -------     -------
Increase (decrease) from investment operations:
  Net investment income (loss)                       $ (0.01)    $ (0.05)    $  0.02
  Net realized and unrealized gain (loss) on
     investments and foreign currency transactions      0.69       (0.14)      (1.89)
                                                     -------     -------     -------
     Net increase (decrease) in net asset value      $  0.68     $ (0.19)    $ (1.87)
                                                     -------     -------     -------
Net asset value, end of period                       $  8.62     $  7.94     $  8.13
                                                     -------     -------     -------
Total return*                                           8.57%      (2.34)%    (18.70)%
Ratio of net expenses to average net assets+            2.78%       2.33%       2.34%**
Ratio of net investment income (loss) to average
  net assets+                                          (0.10)%     (0.52)%      0.29%**
Portfolio turnover rate                                   67%         68%        135%**
Net assets, end of period (in thousands)             $   457     $   295     $   158
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
     Total expenses                                    17.41%      31.81%      40.08%**
     Net investment loss                              (14.73)%    (30.00)%    (37.45)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
     Net expenses                                       2.78%       2.33%       2.33%**
     Net investment income (loss)                      (0.10)%     (0.52)%      0.30%**

(a)  Class B shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


20    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund

================================================================================

================================================================================

                                                       Year        Year     12/29/00
                                                      Ended       Ended        to
                                                     8/31/03     8/31/02     8/31/01
CLASS C (a)
Net asset value, beginning of period                 $  7.96     $  8.14     $ 10.00
                                                     -------     -------     -------
Increase (decrease) from investment operations:
  Net investment income (loss)                       $  0.03     $ (0.04)    $  0.02
  Net realized and unrealized gain (loss) on
     investments and foreign currency transactions      0.70       (0.14)      (1.88)
                                                     -------     -------     -------
     Net increase (decrease) in net asset value      $  0.73     $ (0.18)    $ (1.86)
                                                     -------     -------     -------
Net asset value, end of period                       $  8.69     $  7.96     $  8.14
                                                     -------     -------     -------
Total return*                                           9.17%      (2.21)%    (18.60)%
Ratio of net expenses to average net assets+            2.27%       2.22%       2.08%**
Ratio of net investment income (loss) to average
  net assets+                                           0.54%      (0.35)%      0.45%**
Portfolio turnover rate                                   67%         68%        135%**
Net assets, end of period (in thousands)             $   404     $   201     $   105
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
     Total expenses                                    17.02%      31.70%      40.11%**
     Net investment loss                              (14.21)%    (29.83)%    (37.58)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
     Net expenses                                       2.27%       2.22%       2.07%**
     Net investment income (loss)                       0.54%      (0.35)%      0.46%**

(a)  Class C shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    21

Pioneer Europe Select Fund

================================================================================
NOTES TO FINANCIAL STATEMENTS 8/31/03
================================================================================

1. Organization and Significant Accounting Policies

Pioneer Europe Select Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized on August 25, 2000 and commenced operations on December 29, 2000. Prior to December 29, 2000, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek capital growth by investing primarily in European equity securities.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Fund shares were first publicly offered on January 2, 2001. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies, consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or

Pioneer Europe Select Fund

================================================================================

================================================================================

   securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are generally determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   Investing in the securities of European issuers involves unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its investments in one European region. The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency translations represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign

Pioneer Europe Select Fund

================================================================================
NOTES TO FINANCIAL STATEMENTS 8/31/03                              (continued)
================================================================================

   currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   At August 31, 2003, the Fund had no outstanding portfolio hedges. The Fund's gross forward currency settlement contracts payable and receivable were $3,930 and $3,784, respectively, resulting in a net payable of $146.

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investments companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

Pioneer Europe Select Fund

================================================================================

================================================================================

   For the year ending August 31, 2003, the Fund reclassified $16,689 to increase accumulated net realized loss on investments and foreign currency transactions and $16,689 to increase accumulated undistributed net investment income. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions during the years ended August 31, 2003 and 2002 were as follows:

---------------------------------------------
                               2003     2002
---------------------------------------------
  Distributions paid from:
   Ordinary income             $ -     $3,031
   Long-term capital gain        -          -
                               ---     ------
  Total                        $ -     $3,031
                               ---     ------
---------------------------------------------

   The following shows the components of distributable earnings on a federal income tax basis at August 31, 2003.

--------------------------------------------
                                      2003
--------------------------------------------
  Undistributed ordinary income     $24,466
  Unrealized appreciation           134,025
  Capital loss carryforward         (86,278)
                                    -------
  Total                             $72,213
                                    -------
--------------------------------------------

   The difference between book-basis and tax-basis unrealized appre ciation is attributable to the tax deferral of losses on wash sales.

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $853 in underwriting commissions on the sale of Fund shares during the year ended August 31, 2003.

F. Class Allocations and Distributions

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment

Pioneer Europe Select Fund

================================================================================
NOTES TO FINANCIAL STATEMENTS 8/31/03                                (continued)
================================================================================

   Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement
Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

PIM has agreed not to impose all or portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares. Effective June 16, 2003, PIM has further agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.25% of the average daily net assets attributable to Class A shares. This additional waiver/subsidy is voluntary and may be revised or terminated at any time by PIM. The portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At August 31, 2003 $3,133 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.

Pioneer Europe Select Fund

================================================================================

================================================================================

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $2,129 in transfer agent fees payable to PIMSS at August 31, 2003.

4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $810 in distribution fees payable to PFD at August 31, 2003.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2003, CDSCs in the amount of $139 were paid to PFD.

5. Directed Brokerage and Expense Offsets
The Fund has entered into certain directed brokerage and expense offset arrangements which may result in a reduction in the Fund's total expenses. For the year ended August 31, 2003, the Fund's expenses were not reduced under such arrangements.

Pioneer Europe Select Fund

================================================================================
REPORT OF INDEPENDENT AUDITORS
================================================================================

To the Board of Trustees and Shareowners of Pioneer Europe Select Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Europe Select Fund (the "Fund") as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the period ended August 31, 2001 were audited by other auditors who have ceased operations and whose report, dated October 5, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Europe Select Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 6, 2003

Pioneer Europe Select Fund

================================================================================
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
================================================================================

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("PIM") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available at pioneerfunds.com.

================================================================================
INTERESTED TRUSTEES
================================================================================

Name and Age               Position Held With the Fund   Term of Office/Length of Serivce
John F. Cogan, Jr. (77)*   Chairman of the Board,        Trustee since September, 2000.
                           Trustee and President         Serves until retirement or removal.

*Mr. Cogan is an Interested Trustee because he is an officer or director of the Trust's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------------------
Osbert Hood (51)**         Trustee and                   Trustee since June, 2003.
                           Executive Vice President      Serves until retirement or removal.

**Mr. Hood was elected Trustee and Executive Vice President on June 3, 2003. He is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

================================================================================
INDEPENDENT TRUSTEES
================================================================================

Name, Age and Address          Position Held With the Fund   Term of Office/Length of Service
Mary K. Bush (55)              Trustee                       Trustee since September, 2000.
3509 Woodbine Street,                                        Serves until retirement or removal.
Chevy Chase, MD 20815

------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (76)   Trustee                       Trustee since September, 2000.
Boston University Healthcare                                 Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215

------------------------------------------------------------------------------------------------

======================================================================================================

======================================================================================================
Principal Occupation During Past Five Years                   Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global Asset        Director of Harbor Global Company,
Management S.p.A. ("PGAM"); Non-Executive Chairman            Ltd.
and a Director of Pioneer Investment Management USA
Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
President and a Director of Pioneer Alternative Investment
Management (Bermuda) Limited, Pioneer Alternative
Investment Management Limited (Dublin) and affiliated
funds; President and a Director of Pioneer Funds
Distributor, Inc. ("PFD"); President of all of the Pioneer
Funds; and Of Counsel (since 2000, partner prior to
2000), Hale and Dorr LLP (counsel to PIM-USA and the
Pioneer Funds)
------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, PIM-USA since May,     None
2003 (Director since January, 2001); President and
Director of Pioneer since May, 2003; Chairman and
Director of Pioneer Investment Management Shareholder
Services, Inc. "PIMSS" since May, 2003; Executive Vice
President of all of the Pioneer Funds since June, 2003;
Executive Vice President and Chief Operating Officer of
PIM-USA, November 2000-May 2003; Executive Vice
President, Chief Financial Officer and Treasurer, John
Hancock Advisers, LLC, Boston, MA, November
1999-November 2000; Senior Vice President and Chief
Financial Officer, John Hancock Advisers, LLC, April
1997-November 1999
======================================================================================================

======================================================================================================
Principal Occupation During Past Five Years                   Other Directorships Held by this Trustee

President, Bush International (international financial        Director and/or Trustee of Brady
advisory firm)                                                Corporation (industrial identification
                                                              and specialty coated material products
                                                              manufacturer), Mortgage Guaranty
                                                              Insurance Corporation, R.J. Reynolds
                                                              Tobacco Holdings, Inc. (tobacco) and
                                                              Student Loan Marketing Association
                                                              (secondary marketing of student loans)
------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care                None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of Surgery,
Boston University School of Medicine; and University
Professor, Boston University
------------------------------------------------------------------------------------------------------

=================================================================================================
INDEPENDENT TRUSTEES
=================================================================================================
Name, Age and Address           Position Held With the Fund   Term of Office/Length of Service
Margaret B.W. Graham (56)       Trustee                       Trustee since September, 2000.
1001 Sherbrooke Street West,                                  Serves until retirement or removal.
Montreal, Quebec, Canada
-------------------------------------------------------------------------------------------------

Marguerite A. Piret (55)        Trustee                       Trustee since September, 2000.
One Boston Place, 28th Floor,                                 Serves until retirement or removal.
Boston, MA 02108
-------------------------------------------------------------------------------------------------

Stephen K. West (75)            Trustee                       Trustee since September, 2000.
125 Broad Street,                                             Serves until retirement or removal.
New York, NY 10004
-------------------------------------------------------------------------------------------------

John Winthrop (67)              Trustee                       Trustee since September, 2000.
One North Adgers Wharf,                                       Serves until retirement or removal.
Charleston, SC 29401

===================================================================================================
FUND OFFICERS
===================================================================================================
Name and Age                  Position Held With the Fund    Term of Office/Length of Service
Dorothy E. Bourassa (55)      Secretary                      Since September, 2003.
                                                             Serves at the discretion of Board.

-------------------------------------------------------------------------------------------------
David C. Phelan (46)          Assistant Secretary            Since September 2003
                                                             Serves at the discretion of the Board.

-------------------------------------------------------------------------------------------------
Christopher J. Kelly (38)     Assistant Secretary            Since September 2003
                                                             Serves at the discretion of the Board.

-------------------------------------------------------------------------------------------------
Vincent Nave (58)             Treasurer                      Since November, 2000.
                                                             Serves at the discretion of Board.

-------------------------------------------------------------------------------------------------
Luis I. Presutti (38)         Assistant Treasurer            Since November, 2000.
                                                             Serves at the discretion of Board.

-------------------------------------------------------------------------------------------------
Gary Sullivan (45)            Assistant Treasurer            Since May, 2002.
                                                             Serves at the discretion of Board.
-------------------------------------------------------------------------------------------------

===========================================================================================

===========================================================================================
Principal Occupation During Past Five Years               Other Directorships Held by this
                                                          Trustee
Founding Director, The Winthrop Group, Inc. (consulting   None
firm); Professor of Management, Faculty of Management,
McGill University

-------------------------------------------------------------------------------------------

President and Chief Executive Officer, Newbury, Piret &   None
Company, Inc. (investment banking firm)
-------------------------------------------------------------------------------------------

Senior Counsel, Sullivan & Cromwell (law firm)            Director, The Swiss Helvetia
                                                          Fund, Inc. (closed-end investment
                                                          company) and AMVESCAP PLC
                                                          (investment managers)
-------------------------------------------------------------------------------------------

President, John Winthrop & Co., Inc.                      None
(private investment firm)

=================================================================================================

=================================================================================================
Principal Occupation During Past Five Years                      Other Directorships Held by this
                                                                 Trustee
Secretary of PIM-USA: Senior Vice President-Legal of             None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Assistant Secretary from
November 2000 to September 2003; Secretary of all of the
Pioneer Funds since September 2003; and Senior Counsel,
Assistant Vice President and Director of Compliance of PIM-
USA from April 1998 through October 2000
-------------------------------------------------------------------------------------------------

Partner, Hale and Dorr LLP. Assistant Secretary of all of
Pioneer Funds since September 2003
-------------------------------------------------------------------------------------------------

Assistant Vice President and Senior Counsel of Pioneer
since July 2002; Vice President and Senior Counsel of
BISYS Fund Services, Inc. (April 2001 to June 2002); Senior
Vice President and Deputy General Counsel of Funds
Distributor, Inc. (July 2000 to April 2001; Vice President and
Associate General Counsel from July 1996 to July 2000);
Assistant Secretary of all the Pioneer Funds since
September 2003
-------------------------------------------------------------------------------------------------

Vice President-Fund Accounting, Administration and Custody       None
Services of Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of the Pioneer Funds
(Assistant Treasurer from June 1999 to November 2000)
-------------------------------------------------------------------------------------------------

Assistant Vice President-Fund Accounting, Administration         None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
-------------------------------------------------------------------------------------------------

Fund Accounting Manager-Fund Accounting, Administration          None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
-------------------------------------------------------------------------------------------------

===============================================================================================
FUND OFFICERS
===============================================================================================
Name and Age                   Position Held With the Fund   Term of Office/Length of Service
Katherine Kim Sullivan (29)    Assistant Treasurer           Since September, 2003.
                                                             Serves at the discretion of Board.

-----------------------------------------------------------------------------------------------

===========================================================================================
Principal Occupation During Past Five Years                Other Directorships Held by this
Officer
===========================================================================================
Fund Administration Manager - Fund Accounting,             None
Administration and Custody Services since June 2003;
Assistant Vice President - Mutual Fund Operations of
State Street Corporation from June 2002 to June 2003
(formerly Deustche Bank Asset Management); Pioneer
Fund Accounting, Administration and Custody Services
(Fund Accounting Manager from August 1999 to May 2002,
Fund Accounting Supervisor from 1997 to July 1999);
Assistant Treasurer of all of the Pioneer Funds since
September 2003.
-------------------------------------------------------------------------------------------

================================================================================
RETIREMENT PLANS FROM PIONEER
================================================================================

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 701/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

================================================================================

================================================================================

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

================================================================================
HOW TO CONTACT PIONEER
================================================================================

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[LOGO] PIONEER
       Investment(R)
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   14207-00-1003
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds, Member SIPC
                                                     C Printed on Recycled Paper

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable; to be answered on annual submissions after December 15, 2003.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Europe Select FUnd


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date October 31, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date October 31, 2003


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date October 31, 2003

* Print the name and title of each signing officer under his or her signature.